Exhibit 10.6

                              EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT ("AGREEMENT") is entered into as of March 16, 1999, (the "EFFECTIVE DATE") by and between SmartDisk Corporation, a Delaware corporation ("COMPANY") and Robert Protheroe ("EMPLOYEE").

         1. EMPLOYMENT RELATIONSHIP.

                  1.1 COMMENCEMENT AND TERM OF EMPLOYMENT. The Company employs Employee and Employee accepts employment by the Company as of the Effective Date on the terms and conditions set forth in this Agreement. The term of employment ("TERM OF EMPLOYMENT") shall commence as of the Effective Date and shall continue thereafter for a period of thirty-six (36) months unless sooner terminated pursuant to Section 5.

                  1.2 DUTIES. During the Term of Employment, Employee shall have the title and perform and faithfully discharge the duties and responsibilities of Senior Vice President, Development and Engineering of the Company. Employee shall use his best efforts to perform and discharge such duties and responsibilities in such manner as the Company's Board of Directors or President and Chief Executive Officer may reasonably prescribe to Employee from time to time. Employee shall also use his best efforts to observe all policies, procedures and other requirements not inconsistent with this Agreement that may be implemented or revised by the Company during the Term of Employment.

                  1.3 COMMITMENT OF EMPLOYEE. Employee shall devote substantially all of his productive business time, attention, knowledge and skill exclusively to the performance of his duties hereunder throughout the Term of Employment and shall at all times discharge his duties faithfully, industriously and to the best of his ability, experience and talents.

         2. COMPENSATION.

                  2.1 SALARY. For all of Employee's services during the Term of Employment, Employee shall be paid a salary of One Hundred Eighty Thousand Dollars ($180,000.00) per year ("BASE SALARY"). Employee shall be eligible for merit increases in salary after the first anniversary of the Effective Date of this Agreement, as determined by the Compensation Committee of the Company's Board of Directors (the "COMPENSATION COMMITTEE"). Payment shall be made in periodic installments in accordance with Company's payroll policies instituted from time to time. Upon termination of this Agreement pursuant to Section 5, the Company shall have no obligation to pay salary or other benefits to Employee except as may be provided in Section 5.

                  2.2 BONUS. Employee shall be entitled to an annual bonus ("BONUS"). Upon attainment of one hundred percent (100%) of the bonus objectives, Employee shall be entitled to a Bonus in calendar year 1999 of Sixty Thousand Dollars ($60,000.00). Each year the parties shall agree on a mutually acceptable Bonus objectives. Said Bonus shall be payable on the dates established by the Company for payment of annual bonuses and shall be payable only if Employee continues to remain in the employ of the Company on such date.


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SmartDisk Corporation
Employment Agreement
Page 2

                  2.3 EMPLOYEE BENEFITS. During the Term of Employment, Employee shall be entitled to participate in the group medical, dental and disability policies and other benefits maintained from time to time by the Company for the benefit of senior officers of the Company. During the Term of Employment, Employee shall be entitled to receive all other benefits, and to participate in all other benefit plans, as are generally available to employees of the Company on the same terms as other senior management employees. Employee shall be entitled to reimbursement for all usual and customary business expenses in reasonable amount incurred by Employee in the performance of his duties for the Company in accordance with the Company's then current expense reimbursement policies and guidelines.

                  2.4 RELOCATION AND OTHER ASSISTANCE. Employee shall be reimbursed by Company up to a maximum amount of Forty Thousand Dollars ($40,000.00) for relocation costs all of which are set forth on EXHIBIT A.

                  2.5 STOCK OPTIONS. The Company shall recommend to the Compensation Committee that Employee receive an incentive stock option in the form attached as EXHIBIT B (the "OPTION") pursuant to which Employee shall be entitled to purchase one hundred sixty thousand (160,000) shares of the Company's Common Stock at an exercise price equal to the fair market value of the Company's Common Stock on the date of the grant, which the Company anticipates will be $1.20 per share, and shall vest twenty-five percent (25%) one year after the Effective Date and then in twelve equal quarterly installments, all as more fully provided in the Initial Option. To the extent that the Option grant cannot be an incentive stock option, the balance of such grant shall be a non-statutory option.

                  2.6 LOAN. The Company will extend to Employee a loan of Sixty Thousand Dollars ($60,000). The loan will be evidenced by a Promissory Note in the form attached hereto as EXHIBIT C.

         3. VACATIONS. During the Term of Employment, Employee shall be entitled to fifteen (15) days of paid vacation per year. In no event shall Employee be entitled to accrue and carry forward more than five (5) days of paid vacation from any calendar year to another, and if Employee has reached this total, no further vacation days shall accrue until the total of accrued but unused vacation days falls below such maximum.

         4. PLACE OF BUSINESS. During the Term of Employment, Employee shall render services hereunder at the Company's principal executive offices in Naples, Florida, or any successor principal office. Employee shall also be available to travel for business purposes incident to the performance of his duties, as required from time to time. Transportation, lodging and meal expenses shall be incurred and reimbursed in accordance with the general policy of the Company as adopted by the Company from time to time.

         5. EARLY TERMINATION.

                  5.1 TERMINATION UPON PERMANENT DISABILITY OR DEATH. This Agreement shall automatically terminate upon the permanent disability or death of Employee, subject to the obligation of the Company to pay Employee or Employee's personal representative or designated beneficiary, as the case may be, (i) the balance of Employee's Base Salary and other benefits for the remainder of the month in which disability or death occurs, (ii) a pro rata portion of any Bonus to which Employee was otherwise entitled under Section 2.2 based upon the ratio the number of months employed for the year in question (calculated through the end of the then current month) bears to the bonus period of twelve (12) months and


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SmartDisk Corporation
Employment Agreement
Page 3

(iii) any other disability benefits described in this Section 5.1 to which Employee may be entitled. The Company will continue to pay Employee his regular Base Salary during any period during which Employee is incapable of continuing the further performance of Employee's normal employment activities with the Company because of a mental, emotional or physical injury, sickness or disorder. However, when such period exceeds an aggregate of sixty (60) business days (exclusive of any accrued vacation within the limits set forth above) out of any three hundred sixty-five (365) consecutive calendar days, Employee shall be deemed permanently disabled. Employee shall also be deemed permanently disabled if so certified by any two physicians, or upon the expiration of any elimination period under any disability insurance policy purchased by the Company for the benefit of Employee. Should Employee become permanently disabled, Employee or his personal representative shall be entitled to receive his termination compensation, as well as any disability benefits maintained for Employee by the Company, if any, pursuant to the terms and subject to the conditions of any such applicable disability benefit program or policy.

                  5.2 TERMINATION FOR CAUSE. During the Term of Employment, the Company may at any time, without giving notice to Employee, immediately terminate this Agreement for Cause. As used herein, "Cause" shall mean if Employee (a) commits any act of embezzlement, theft, fraud or dishonesty; (b) engages in unfair competition with the Company or any subsidiary of the Company whether or not wholly-owned; (c) is convicted of any felony; (d) breaches any material provision of the Confidentiality Agreement entered into by Employee pursuant to Section 6 of this Agreement; (e) uses illegal drugs or abuses other substances or (f) willfully breaches any other material provision of this Agreement. The Company may also terminate Employee for "Cause" if Employee materially breaches or habitually neglects or fails in any material way to perform the usual and customary duties of his job, or any other duties required to be performed under the terms of this Agreement, or the policies of the Company, in which case the Company may, at its option, terminate this Agreement by giving written notice of termination to Employee. Any termination pursuant to either of the two preceding sentences shall be without prejudice to any other remedy to which the Company may be entitled either at law, in equity, or under this Agreement. Before the Company may terminate this Agreement by reason of Employee's habitual neglect of or failure to perform the usual and customary duties of his job or policies of the Company, the Company must first notify Employee in writing, setting forth in detail those duties and/or policies which Employee has habitually neglected or failed to perform, and provide Employee a reasonable period of time, not to exceed thirty (30) days, in which to cure such neglect or failure. If Employee does not cure the specified areas of neglect of failure, the Company may terminate this Agreement immediately by giving Employee written notice. At the time of any termination for Cause, Employee shall be entitled to receive any Base Salary and employment benefits which shall have accrued prior to the date of termination, but shall not be entitled to any Bonus or severance payments, salary or employment benefits relating to periods subsequent to the date of termination, subject to Employee's rights to continue medical and dental coverage under the Company's group policy, at Employee's expense, as may be provided by law.

                  5.3 TERMINATION BY EMPLOYEE. This Agreement may be terminated by Employee for any reason, or no reason, by giving thirty (30) days' written notice of termination to the Company. Upon termination by Employee, all rights accruing to Employee under the terms of this Agreement shall cease, and Employee shall not be entitled to any Bonus or severance payments, Base Salary or employment benefits, except to the extent earned and accrued prior to the termination date, and subject to Employee's rights to continue medical and dental coverage under the Company's group policy, at Employee's expense, as may be provided by law.


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SmartDisk Corporation
Employment Agreement
Page 4

                  5.4 TERMINATION WITHOUT CAUSE. Employee's employment with the Company during the Term of Employment may be terminated by the Company at any time without Cause, by the Company's giving fifteen (15) days prior written notice. A termination without Cause, for purposes of this Agreement, means termination by the Company other than as provided for in Sections 5.1 and 5.2.

                  5.5 SEVERANCE PAYMENTS. If Employee is terminated pursuant to
Section 5.4, Employee shall be entitled to severance pay in accordance with the Company's normal payroll practices at the rate of Employee's Base Salary for such year set forth in Section 2.1 for a period of six (6) months following termination. All severance pay shall be payable in equal consecutive monthly installments on the last day of each month following the effective date of Employee's termination for the number of months of severance pay to which Employee is entitled hereunder. Employee understands and agrees that such payments shall be his only entitlement as and for severance pay or severance compensation. Upon termination pursuant to Section 5.4, except for the severance payments stated above, all rights and obligations accruing to Employee under the terms of this Agreement or otherwise shall cease, and Employee shall not be entitled to any further salary, bonus or employment benefits, except to the extent earned and accrued prior to such date, and subject to Employee's rights to continue medical and dental coverage under the Company's group policy, at Employee's expense, as may be provided by law.

         6. NONDISCLOSURE OF CONFIDENTIAL INFORMATION. Concurrently with the execution and delivery of this Agreement, Employee agrees to enter into the Company's Confidentiality Agreement for senior executive officers of the Company in the form attached as EXHIBIT D (the "CONFIDENTIALITY AGREEMENT"). In the event of any inconsistency between the terms and provisions of this Agreement and those of the Confidentiality Agreement, the terms and provisions of this Agreement shall prevail.

         7. NON-COMPETITION.

                  7.1 AGREEMENT NOT TO COMPETE. Employee agrees that during the Term of Employment and for the period thereafter specified in the next sentence, Employee will not engage, directly or indirectly, either as principal, agent, consultant, proprietor, stockholder, director, officer or Employee, or participate in the ownership, management, operation or control of any other business engaged in the type of business conducted by the Company. Such agreement not to compete shall extend after the date of termination for any reason for one year. This Section 7.1 shall not apply to Employee's ownership of less than one percent (1%) of the capital stock of any corporation having a class of capital stock which is traded on any national stock exchange or in the over-the-counter market.

                  7.2 SOLICITATION. During the Term of Employment, and for the period of one (1) year thereafter, Employee agrees that he will not, without the Company's prior written consent, solicit or encourage any of the employees of the Company or Fischer International Systems Corporation ("FISC") to leave the employ of the Company or FISC, or terminate or alter their contractual relationships in a way that is adverse to the Company's or FISC's interest or, during the period of Employee's employment, solicit business from any customer of the Company on behalf of any competitor of the Company.


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SmartDisk Corporation
Employment Agreement
Page 5

         8. MISCELLANEOUS.

                  8.1 GOVERNING LAWS. It is the intention of the parties hereto that the internal laws of the State of Florida (irrespective of its choice of law principles) shall govern the validity of this Agreement, the construction of its terms, and the interpretation and enforcement of the rights and duties of the parties hereto.

                  8.2 BINDING UPON SUCCESSORS AND ASSIGNS. Subject to, and unless otherwise provided in, this Agreement, each and all of the covenants, terms, provisions, and agreements contained herein shall be binding upon, and inure to the benefit of, the permitted successors, executors, heirs, representatives, administrators and assigns of the parties hereto. Employee may not assign this Agreement or any of Employee's rights hereunder except as provided herein or with the prior written consent of the Company.

                  8.3 SEVERABILITY. If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

                  8.4 ENTIRE AGREEMENT. This Agreement (together with the Option and Confidentiality Agreement) constitutes the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements or understanding, inducements or conditions, express or implied, written or oral, between the parties with respect hereto and thereto.

                  8.5 AMENDMENT AND WAIVERS. Any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the party to be bound thereby. The waiver by a party of any breach hereof or default in the performance hereof shall not be deemed to constitute a waiver of any other default or any succeeding breach or default.

                  8.6 NO WAIVER. The failure of any party to enforce any of the provisions hereof shall not be construed to be a waiver of the right of such party thereafter to enforce such provisions.

                  8.7 NOTICES. Whenever any party hereto desires or is required to give any notice, demand, or request with respect to this Agreement, each such communication shall be in writing and shall be effective only if it is delivered by personal service or mailed, United States certified mail, postage prepaid, addressed as follows:

                 Company:  3506 Mercantile Avenue
                           Naples, Florida 34104-3310
                           Attn:  Chief Executive Officer

                 Employee: To the address set forth on the signature page hereof


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SmartDisk Corporation
Employment Agreement
Page 6

                  Such communications shall be effective when they are received by the addressee thereof; but if sent by certified mail in the manner set forth above, they shall be effective no later than five (5) days after being deposited in the United States mail. Any party may change its address for such communications by giving notice thereof to the other party in conformity with this Section.

                  8.8 FURTHER ASSURANCES. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurances, as may be reasonably requested by any other party to better evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

                  8.9 INSURABLE INTEREST. Employee hereby grants to the Company an insurable interest in Employee's life, and agrees and understands that the Company may at any time or from time to time during the Term of Employment choose to purchase and maintain key man life insurance on Employee.

                  8.10 EMPLOYEE'S REPRESENTATIONS. Employee represents and warrants that he is free to enter into this Employment Agreement and to perform each of the terms and covenants of it. Employee represents and warrants that he is not restricted or prohibited, contractually or otherwise, from entering into and performing this Employment Agreement, and that his execution and performance of this Employment Agreement is not a violation or breach of any other agreement between Employee and any other person or entity.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first hereinabove written.

EMPLOYEE'S ADDRESS FOR NOTICE:              EMPLOYEE:

3506 MERCANTILE AVENUE
NAPLES, FL  34104

                                            /s/ ROBERT PROTHEROE
                                            ------------------------------------
                                            Robert Protheroe

                                            COMPANY:

                                            SMARTDISK CORPORATION

                                            By:      /s/ MICHAEL S. BATTAGLIA
                                                     ---------------------------
                                            Its:     PRESIDENT

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SmartDisk Corporation
Employment Agreement
Page 7

                                    EXHIBIT A

Relocation Assistance:                      Up to $40,000

    - Relocation of household goods
    - Closing costs and realtor's fees for sale of Employee's residence in Ohio
    - House hunting travel and lodging expenses
    - Other related expenses to purchasing a residence in Naples, Florida

                                   EXHIBIT B

         THE SECURITY REPRESENTED BY THIS AGREEMENT HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                              SMARTDISK CORPORATION
                    EMPLOYEE INCENTIVE STOCK OPTION AGREEMENT
                         (CHANGE OF CONTROL PROVISIONS)

         THIS EMPLOYEE INCENTIVE STOCK OPTION AGREEMENT ("AGREEMENT") by and between SmartDisk Corporation, a Delaware corporation (the "COMPANY"), and ROBERT L. PROTHEROE (the "EMPLOYEE") is made as of the 16th day of March, 1999 (such date being sometimes referred to herein as the "DATE OF GRANT").

                                 R E C I T A L S

         A. The Company has adopted and implemented its 1998 Employee Stock Option Plan (the "PLAN") permitting the grant of stock options to employees of the Company and its subsidiary corporations (as defined in the Plan), some of which are intended to be incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "INTERNAL REVENUE CODE"), to purchase shares of the authorized but unissued Common Stock or treasury shares of the Company ("COMMON STOCK").

         B. The Board of Directors (or a duly authorized Committee thereof) of the Company (in either case, referred to herein as the "BOARD") has authorized the granting of a stock option to the Employee, thereby allowing the Employee to acquire an ownership interest (or increase his or her ownership interest) in the Company.

                                A G R E E M E N T

         NOW, THEREFORE, in reliance on the foregoing Recitals and in consideration of the mutual covenants hereinafter set forth, the parties hereby agree as follows:

         1. GRANT OF STOCK OPTION. The Company hereby grants to the Employee a non-transferable and non-assignable option to purchase an aggregate of up to ONE HUNDRED SIXTY THOUSAND (160,000) shares of the Company's Common Stock, par value $.001, at the exercise price of ONE DOLLAR AND TWENTY CENTS ($1.20) per share, upon the terms and conditions set forth herein (such purchase right being sometimes referred to herein as "THE OPTION" or "THIS OPTION").

         2. TERM AND TYPE OF OPTION. Unless earlier terminated in accordance with Sections 6 or 7.2 hereof, the Option and all rights of the Employee to purchase Common Stock hereunder shall expire with respect to all of the shares then subject to this Agreement at 5:00 p.m. Eastern time on March 16,

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SmartDisk Corporation
Employee Incentive Stock Option Agreement
Page 2

2009 (the "OPTION EXPIRATION DATE"). This Option is intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code but the Company does not represent or warrant that this Option qualifies as such. Accordingly, the Employee understands that in order to obtain the benefits of incentive stock option treatment under Section 421 of the Internal Revenue Code, no sale or other disposition may be made of any shares acquired upon exercise of this Option for at least one (1) year after the date of the issuance of such shares upon exercise hereunder AND for at least two (2) years after the Date of Grant of this Option. (NOTE: If the aggregate exercise price of the Option (that is, the exercise price set forth in Section 1 multiplied by the number of shares subject to the Option set forth in Section 1) plus the aggregate exercise price of any other incentive stock options held by the Employee (whether granted pursuant to the Plan or any other stock option plan of the Company) is greater than one hundred thousand dollars ($100,000), the Employee should contact the Chief Financial Officer of the Company to ascertain whether the entire Option qualifies as an incentive stock option).

         3. EXERCISE SCHEDULE. Subject to the remaining provisions of this Agreement, this Option shall be exercisable as follows:

                  3.1 EXERCISE DATES. Commencing upon the first anniversary of March 16, 1999 (the "VESTING START DATE"), Employee may exercise this Option for up to twenty-five percent (25%) of the shares covered hereby (rounded up to the nearest whole number of shares). Thereafter, the remaining number of shares shall vest in twelve (12) quarterly installments, each equal to six and one-quarter percent (6.25%), with each to be effective as of the 16th day of each of June, September, December and March, commencing June 16, 2000. Therefore, this Option shall become fully exercisable as of March 16, 2003. In no event shall the Option be exercisable for more shares than the number of shares set forth in Section 1.

                  3.2 CUMULATIVE NATURE OF EXERCISE SCHEDULE. The exercise dates specified above refer to the earliest dates on which the Option may be exercised with respect to the stated percentages of the Common Stock covered by this Option and this Option may be exercised with respect to all or any part of any such percentage of the total shares at any time on or after such dates (until the expiration date specified in Section 2 above or any earlier termination of this Option pursuant to Section 6 or 7.2 of this Agreement). Except as permitted in Section 6, the Employee must be and remain in the employ of the Company, or of any Parent corporation or Subsidiary corporation of the Company (as defined in Internal Revenue Code Sections 424(e) and (f)), during the entire period commencing with the Date of Grant of this Option and ending with each of the periods appearing in the above schedule in order to exercise this Option with respect to the shares applicable to any such period. Except as otherwise expressly provided in this Agreement, the Employee's employment shall be deemed to have terminated upon an actual termination of employment and upon such Parent corporation or Subsidiary corporation of the Company ceasing to have such relationship with the Company. Any references in this Agreement to the Employee's employment with the Company shall be deemed to also refer to the Employee's employment with any Parent corporation or Subsidiary corporation of the Company, as applicable.

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SmartDisk Corporation
Employee Incentive Stock Option Agreement
Page 3

                  3.3 CHANGE OF CONTROL. In the event of a Change of Control (as defined below), fifty percent (50%) of the unvested Shares under this Option shall immediately become vested Shares as of the consummation of such Change of Control. The vesting that was permissible solely by reason of this Section shall be conditioned upon the consummation of the Change in Control. A "Change of Control" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

                           3.3.1 the direct or indirect sale or exchange by the
stockholders of the Company of all or substantially all of the stock of the Company where the stockholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange.

                           3.3.2 a merger or consolidation in which the Company
is not the surviving corporation, other than (i) a merger in which the stockholders of the Company before such merger or consolidation retain directly or indirectly, at least a majority of the voting stock of the surviving corporation or the parent corporation of the surviving corporation and the Options are assumed or substituted by the surviving corporation which assumption or substitution shall be binding on Employee, or (ii) a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company and the Options are assumed or substituted by the surviving, continuing, successor or parent corporation, which assumption or substitution shall be binding on the Employee.

                           3.3.3 a merger or consolidation in which the Company
is the surviving corporation where the stockholders of the Company before such merger or consolidation do not retain, directly or indirectly, at least a majority of the voting stock of the Company after such merger or consolidation.

                           3.3.4 the sale, exchange, or transfer of all or
substantially all of the assets of the Company other than a sale, exchange, or transfer to one (1) or more subsidiaries of the Company.

                           3.3.5 a liquidation or dissolution of the Company.

                           3.3.6 any other transaction which qualifies as a
"corporate transaction" under Section 424 of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company).

                  3.4 OVERRIDING LIMITATION ON TIME FOR EXERCISE.
Notwithstanding any other provisions of this Agreement, the Option may not be exercised after the expiration of ten (10) years from the Date of Grant.

         4. RIGHT OF FIRST REFUSAL. The Employee and successors-in-interest to Employee shall not sell, assign, pledge or in any manner transfer any of the shares of the Common Stock purchased

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SmartDisk Corporation
Employee Incentive Stock Option Agreement
Page 4

hereunder, or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except for a transfer which meets the requirements hereinafter set forth.

                  4.1 NOTICE OF PROPOSED SALE. If the Employee desires to sell or otherwise transfer any of his or her shares of Common Stock, the Employee shall first give written notice thereof to the Company. The notice shall name the proposed transferee and state the number of shares to be transferred, the proposed consideration and all other material terms and conditions of the proposed transfer.

                  4.2 OPTION OF COMPANY TO PURCHASE. For forty-five (45) days following receipt of such notice, the Company (and its assignees as provided in Section 4.3 below) shall have the option to elect to purchase all of the shares specified in the notice at the price and upon the terms set forth in such notice; provided that if the terms of payment set forth in the Employee's notice were other than cash against delivery, the Company (and its assignees) shall pay cash for said shares equal to the fair market value thereof as determined in good faith by the Board, except that to the extent such consideration is composed, in whole or in part, of promissory notes, the Company (and its assignees) shall have the option of similarly issuing promissory notes of like form, tenor and effect. Notwithstanding the foregoing, in the event that the Employee disagrees with the determination of fair market value made by the Board, the Employee shall have the right to have such fair market value determined by arbitration in accordance with the rules of the American Arbitration Association. The arbitration shall be held in the county in which the Company has its executive offices. The cost of the arbitration shall be borne in equal shares by the Company and the Employee. In the event the Company (and its assignees) elects to purchase all of such shares, it shall give written notice to the Employee of its election and settlement for such purchase of shares shall be made as provided below in Section 4.4.

                  4.3 ASSIGNABILITY OF COMPANY'S RIGHTS HEREUNDER. The Company may at any time transfer and assign its rights and delegate its obligations under this Section 4 to any other person, corporation, firm or entity, including its officers, directors or stockholders, with or without consideration.

                  4.4 CLOSING OF COMPANY PURCHASE. In the event the Company (or its assignees) elects to acquire all of those shares of the Employee as specified in the Employee's notice, the Secretary of the Company shall so notify the Employee within forty-five (45) days after receipt of the Employee's notice, and settlement thereof shall be made in cash or as otherwise set forth above within forty-five (45) days after the date the Secretary of the Company gives the Employee notice of the Company's election.

                  4.5 TRANSFERRED SHARES REMAIN SUBJECT TO RESTRICTIONS. In the event the Company (or its assignees) do not elect to acquire all of the shares specified in the Employee's notice, the Employee may, within the sixty (60) day period following the expiration of the forty-five (45) day period for electing to exercise the purchase rights granted to the Company (and its assignees) in
Section 4.2, transfer the shares in the manner specified in his or her notice. In that event, the transferee, assignee or other recipient shall, as a condition of the transfer of ownership, receive and hold such shares subject to the provisions of Sections 4, 5, 10, 13-21 of this Agreement and shall execute such

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SmartDisk Corporation
Employee Incentive Stock Option Agreement
Page 5

documentation as may be requested by the Company, including, but not limited to, an investment representation letter containing provisions similar to those set forth in the Notice of Exercise and Investment Representation Statement attached as EXHIBIT A hereto.

                  4.6 EXCEPTIONS TO FIRST REFUSAL RIGHTS. Anything to the contrary contained herein notwithstanding, the following transactions shall be exempt from the provisions of this Section 4 (provided that the transferee shall first agree in writing, satisfactory to the Company, to be bound by the terms and provisions of Sections 4, 5, 10 and 13-21 hereof):

                           4.6.1 TRANSFER TO FAMILY MEMBER. The Employee's
transfer of any or all shares held subject to this Agreement (either during the Employee's lifetime or on death by will or intestacy) to such Employee's Immediate family, as herein defined, or to any custodian or trustee for the account of the Employee or his or her Immediate family. "Immediate family" as used herein shall mean spouse, lineal descendants, father, mother, or brother or sister of the Employee.

                  4.7 WAIVERS BY THE COMPANY. The provisions of this Section 4 may be waived by the Company with respect to any transfer proposed by the Employee only by duly authorized action of the Board.

                  4.8 UNAUTHORIZED TRANSFERS VOID. Any sale or transfer, or purported sale or transfer, of the Common Stock subject to this Agreement shall be null and void unless the terms, conditions and provisions of this Section 4 are strictly complied with.

                  4.9 TERMINATION OF FIRST REFUSAL RIGHT. The foregoing right of first refusal shall terminate upon the earlier of:

                           4.9.1 PUBLIC OFFERING. The date equity securities of
the Company are first offered and sold to the public generally pursuant to a registration statement filed with, and declared effective by, the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT"); or

                           4.9.2 ACQUISITION OF THE COMPANY. Immediately prior
to the acquisition of substantially all of the business and assets of the Company by an unaffiliated third party (as determined by the Board), whether by merger, sale of outstanding stock or of the Company's assets, or otherwise, where no express provision is made for the assignment and continuation of the Company's rights hereunder by a new or successor corporation.

         5. AGREEMENT TO LOCK-UP IN THE EVENT OF PUBLIC OFFERING. In the event of a public offering of the Company's Common Stock pursuant to a registration statement declared effective with the SEC, if requested by the Company or by its underwriters, the Employee agrees not to sell, sell short, grant any option to buy or otherwise dispose of the shares of Common Stock purchased pursuant to this Agreement (except for any such shares which may be included in the registration) for a period of up to one hundred eighty (180) days following the consummation of such offering. The Company may impose

SmartDisk Corporation
Employee Incentive Stock Option Agreement
Page 6

stop-transfer instructions with respect to the shares of the Common Stock subject to the foregoing restriction until the end of said period. The Employee shall be subject to this Section 5 provided and only if the executive officers and directors of the Company are also subject to similar arrangements.

         6. RIGHTS ON TERMINATION OF EMPLOYMENT. Upon the Employee's termination of employment with the Company (and with any Parent or Subsidiary corporation of the Company as defined in Section 3.2 above), the Employee's right to exercise this Option shall be limited in the manner set forth in this Section 6 (and this Option shall terminate in the event not so exercised), and shall also be subject to the limitation provided in Section 3.3.

                  6.1 DEATH. If the Employee's employment with the Company is terminated by death, the Employee's estate may, for a period of twelve (12) months following the date of such termination, exercise the Option to the extent it was exercisable by the Employee on the date of such termination. The Employee's estate shall mean the Employee's legal representative upon death or any person who acquires the right to exercise the Option by reason of such death in accordance with Section 8.2.

                  6.2 RETIREMENT. If the Employee's employment with the Company is terminated by voluntary retirement at or after reaching sixty-five (65) years of age, the Employee may, within three (3) months following such termination, exercise the Option to the extent it was exercisable by the Employee on the date of such termination unless the Employee dies prior thereto, in which event the Employee shall be treated as though the Employee had died on the date of retirement and the provisions of Section 6.1 above shall apply.

                  6.3 DISABILITY. If the Employee's employment with the Company is terminated because of a permanent and total disability, the Employee or the Employee's estate may, within twelve (12) months following the date of such termination, exercise the Option to the extent it was exercisable by the Employee on the date of such termination unless the Employee dies prior to the expiration of such period, in which event the Employee shall be treated as though his or her death occurred on the date of termination due to such disability and the provisions of Section 6.1 shall apply. The Employee hereby acknowledges that the favorable tax treatment provided under Section 421 of the Internal Revenue Code may be inapplicable in the event the Option is not exercised within three (3) months after the date of the Employee's termination due to a partial, temporary or other disability not meeting the requirements of Internal Revenue Code Section 22(e)(3).

                  6.4 TERMINATION FOR CAUSE. If the Employee's employment is terminated for cause, the option granted by this Agreement shall expire on Employee's termination date or at such later time and on such conditions as determined by the Board. For purposes of this paragraph, "cause" shall be defined as the willful breach or habitual neglect of the duties which Employee is required to perform under Employee's employment agreement with Company, or any act of dishonesty, fraud, misrepresentation or other acts of moral turpitude as would prevent the effective performance of Employee's duties.

SmartDisk Corporation
Employee Incentive Stock Option Agreement
Page 7

                  6.5 OTHER TERMINATION. If the Employee's employment with the Company is terminated for any reason other than provided in Sections 6.1, 6.2,
6.3 and 6.4 above, the Employee or the Employee's estate may, within three (3) months after the date of the Employee's termination exercise the Option to the extent it was exercisable by the Employee on the date of such termination.

                  6.6 TRANSFER TO RELATED CORPORATION. In the event the Employee leaves the employ of the Company to become an employee of any Parent or Subsidiary corporation of the Company (as defined in Section 3.2 above) or if the Employee leaves the employ of any Parent or Subsidiary corporation to become an employee of the Company or of another such Parent or Subsidiary corporation of the Company, the Employee shall be deemed to continue in the employ of the Company for all purposes of this Agreement.

                  6.7 EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth above is prevented because the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities law or other law or regulation, the Option shall remain exercisable until three (3) months after the date the Employee is notified by the Company that the Option is exercisable, but in any event no later than the expiration of ten (10) years from the Date of Grant. The Company makes no representation as to the tax consequences of any such delayed exercise. The Employee should consult with the Employee's own tax advisor as to the tax consequences to the Employee of any such delayed exercise.

                  6.8 EXTENSION IF EMPLOYEE IS SUBJECT TO SECTION 16(B). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 6 of shares acquired upon the exercise of the Option would subject the Employee to liability under Section 16(b) of the Securities Exchange Act of 1934, as amended, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Employee would no longer be subject to such liability, (ii) the one hundred and ninetieth (190th) day after the Employee's termination of Employee's employment, or (iii) the Option Expiration Date.

         7.       ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

                  7.1 STOCK SPLITS AND SIMILAR EVENTS; RECLASSIFICATIONS. The number of shares of Common Stock covered by the Option and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or combination of such shares or the payment of a stock dividend (but only on the Common Stock) or a recapitalization or any other increase or decrease in the number of such outstanding shares of Common Stock effected without the receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." In the event that the shares of Common Stock covered by this Option are reclassified by the Company, other than pursuant to a transaction described in Section 7.2, then this Option shall apply to the appropriate number of shares of newly classified Common Stock designated by the Board.

SmartDisk Corporation
Employee Incentive Stock Option Agreement
Page 8

                  7.2 MERGERS AND ACQUISITIONS. Subject to any required action by the Company's Board and stockholders, if the Company shall be the surviving corporation in any merger or consolidation which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning, directly or indirectly, at least a majority of the beneficial interest in the outstanding voting securities of the surviving corporation or its Parent corporation (determined immediately after such merger or consolidation), the Option shall pertain and apply to the securities or other property to which a holder of the number of shares subject to the unexercised portion of this Option would have been entitled. Any of (i) a dissolution or liquidation of the Company; (ii) a sale of all or substantially all of the Company's business and assets; or (iii) a merger or consolidation in which the Company is not the surviving corporation and which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning, directly or indirectly, less than a majority of the beneficial interest in the outstanding voting securities of the surviving corporation or its Parent corporation (determined immediately after such merger or consolidation) will cause the Option to terminate, unless (a) the agreement of such sale, merger, consolidation or other transaction otherwise provides or (b) a sale on the day preceding the scheduled consummation of such event (the "test date") of shares acquired upon the exercise of the option would subject the Employee to liability under Section 16(b) of the Securities Exchange Act of 1934, as amended, in which event the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Employee would no longer be subject to such liability, (ii) the one hundred and ninetieth (190th) day after the test date, or (iii) the Option Expiration Date.

                  7.3 BOARD'S DETERMINATION FINAL AND BINDING UPON EMPLOYEE. To the extent that the foregoing adjustments in this Section 7 relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. The Company agrees to give notice of any such adjustment to the Employee; provided, however, that any such adjustment shall be effective and binding for all purposes hereof whether or not such notice is given or received.

                  7.4 NO RIGHTS EXCEPT AS EXPRESSLY STATED. Except as hereinabove expressly provided in this Section 7, no additional rights shall accrue to the Employee by reason of any subdivision or combination of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or of stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares subject to the Option. Neither the Employee nor any person claiming under or through the Employee shall be, or have any of the rights or privileges of, a stockholder of the Company in respect of any of the shares issuable upon the exercise of this Option, unless and until this Option is properly and lawfully exercised and a certificate representing the shares so purchased is duly issued and delivered to the Employee or to his or her estate.

SmartDisk Corporation
Employee Incentive Stock Option Agreement
Page 9

                  7.5 NO LIMITATIONS ON COMPANY'S DISCRETION. The grant of the Option hereby shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

         8.       MANNER OF EXERCISE.

                  8.1 GENERAL INSTRUCTIONS FOR EXERCISE. The Option shall be exercised by the Employee by completing, executing and delivering to the Company the Notice of Exercise and Investment Representation Statement ("NOTICE OF EXERCISE"), in substantially the form attached hereto as Exhibit A, which Notice of Exercise shall specify the number of shares of Common Stock which the Employee elects to purchase. The Company's obligation to deliver shares upon the exercise of this Option shall be subject to the Employee's satisfaction of all applicable federal, state, local and foreign income and employment tax withholding requirements, if any. Upon receipt of such Notice of Exercise and of payment of the purchase price (and payment of applicable taxes as provided above), the Company shall, as soon as reasonably possible and subject to all other provisions hereof, deliver certificates for the shares of Common Stock so purchased, registered in the Employee's name or in the name of his or her legal representative (if applicable). Payment of the purchase price upon any exercise of the Option shall be made by check acceptable to the Company or in cash; provided, however, that the Board may, in its sole and absolute discretion, accept any other legal consideration to the extent permitted under applicable laws and the Plan.

                  8.2 EXERCISE PROCEDURE AFTER DEATH. To the extent exercisable after the Employee's death, this Option shall be exercised only by the Employee's executor(s) or administrator(s) or the person or persons duly authorized or to whom this Option is transferred under the Employee's will or, if the Employee shall fail to make testamentary disposition of this Option, under the applicable laws of descent and distribution. Any such transferee exercising this Option must furnish the Company with (1) written Notice of Exercise and relevant information as to his or her status, (2) evidence satisfactory to the Company to establish the validity of the transfer of this Option and compliance with any laws or regulations pertaining to said transfer, and (3) written acceptance of the terms and conditions of this Option as contained in this Agreement.

         9. NON-TRANSFERABLE. The Option shall, during the lifetime of the Employee, be exercisable only by the Employee and shall not be transferable or assignable by the Employee in whole or in part other than by will or the laws of descent and distribution. If the Employee shall make any such purported transfer or assignment of the Option, such assignment shall be null and void and of no force or effect whatsoever.

         10. COMPLIANCE WITH SECURITIES AND OTHER LAWS. The Option may not be exercised and the Company shall not be obligated to deliver any certificates evidencing shares of Common Stock hereunder if the issuance of shares upon such exercise would constitute a violation of any applicable requirements of: (i) the Securities Act, (ii) the Securities Exchange Act of 1934, as amended, (iii) applicable state securities laws, (iv) any applicable listing requirement of any stock exchange on

SmartDisk Corporation
Employee Incentive Stock Option Agreement
Page 10

which the Company's Common Stock is then listed, and (v) any other law or regulation applicable to the issuance of such shares. Nothing herein shall be construed to require the Company to register or qualify any securities under applicable federal and state securities laws, or take any action to secure an exemption from such registration and qualification for the issuance of any securities upon the exercise of this Option. Shares of Common Stock issued upon exercise of this Option shall include the following legends and such other legends as in the opinion of the Company's counsel may be required by applicable federal, state and foreign securities laws:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS CONTAINED IN A STOCK OPTION AGREEMENT DATED MARCH 16, 1999, A COPY OF WHICH IS ON FILE WITH THE COMPANY.

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

         11. NO RIGHT TO CONTINUED EMPLOYMENT. Nothing contained in this Agreement shall: (i) confer upon the Employee any right with respect to the continuance of his or her employment agreement with the Company, or with any Parent or Subsidiary corporation of the Company, or (ii) limit in any way the right of the Company, or of any Parent or Subsidiary corporation, to terminate the employment of the Employee at any time. Except to the extent the Company and the Employee shall have otherwise agreed in writing, the Employee's employment shall be terminable by the Company (or by a Parent or Subsidiary, if applicable) at will. Subject to Section 12, the Board in its sole discretion shall determine whether any leave of absence or interruption in employment (including an interruption during military service) shall be deemed a termination of employment for the purposes of this Agreement.

         12. LEAVE OF ABSENCE. For purposes hereof, the Employee's employment shall not be deemed to terminate if the Employee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety
(90) days or less. In the event of a leave in excess of ninety (90) days, the Employee's employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Employee's right to reemployment remains guaranteed by statute or contract. Notwithstanding the foregoing, however, a leave of absence shall be treated as employment for purposes of Section 3 if and only if the leave of absence is designated by the Company as (or required by law to be) a leave for which vesting credit is given.

SmartDisk Corporation
Employee Incentive Stock Option Agreement
Page 11

         13. COMMITTEE OF THE BOARD. In the event that the Plan is administered by a committee of the Board (the "COMMITTEE"), all references herein to the Board shall be construed to mean the Committee for the period(s) during which the Committee administers the Plan.

         14. OPTION SUBJECT TO TERMS OF PLAN. In addition to the provisions hereof, this Agreement and the Option are governed by, and subject to the terms and conditions of, the Plan. The Employee acknowledges receipt of a copy of the Plan (a copy of which is attached hereto as Exhibit B). The Employee represents that he or she is familiar with the terms and conditions of the Plan, and hereby accepts the Option subject to all of the terms and conditions thereof, which terms and conditions shall control to the extent inconsistent in any respect with the provisions of this Agreement. The Employee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Board as to any questions arising under the Plan or under this Agreement.

         15. NOTICES. All notices and other communications of any kind which either party to this Agreement may be required or may desire to serve on the other party hereto in connection with this Agreement shall be in writing and may be delivered by personal service or by registered or certified mail, return receipt requested, deposited in the United States mail with postage thereon fully prepaid, addressed to the other party at the addresses indicated on the signature page hereof or as otherwise provided below. Service of any such notice or other communication so made by mail shall be deemed complete on the date of actual delivery as shown by the addressee's registry or certification receipt or at the expiration of the third (3rd) business day after the date of mailing, whichever is earlier in time. Either party may from time to time, by notice in writing served upon the other as aforesaid, designate a different mailing address or a different person to which such notices or other communications are thereafter to be addressed or delivered.

         16. FURTHER ASSURANCES. The Employee shall, upon request of the Company, take all actions and execute all documents requested by the Company which the Company deems to be reasonably necessary to effectuate the terms and intent of this Agreement and, when required by any provision of this Agreement to transfer all or any portion of the Common Stock purchased hereunder to the Company (and/or its assignees), the Employee shall deliver such Common Stock endorsed in blank or accompanied by Stock Assignments Separate from Certificate endorsed in blank, so that title thereto will pass by delivery alone. Any sale or transfer by the Employee of the Common Stock to the Company (and/or its assignees) shall be made free of any and all claims, encumbrances, liens and restrictions of every kind, other than those imposed by this Agreement.

         17. NOTICE OF SALES UPON DISQUALIFYING DISPOSITION. The Employee shall dispose of the shares acquired pursuant to the Option only in accordance with the provisions of this Agreement. In addition, the Employee shall promptly notify the Chief Financial Officer of the Company if the Employee disposes of any of the shares acquired pursuant to the Option within one (1) year from the date the Employee exercises all or part of the Option or within two (2) years of the Date of Grant of this Option. Until such time as the Employee disposes of such shares in a manner consistent with the provisions of this Agreement, the Employee shall hold all shares acquired pursuant to the Option in the

SmartDisk Corporation
Employee Incentive Stock Option Agreement
Page 12

Employee's name (and not in the name of any nominee) for the one (1) year period immediately after exercise of the Option and the two (2) year period immediately after the Date of Grant of this Option. At any time during the one (1) year or two (2) year periods set forth above, the Company may place a legend or legends on any certificate or certificates representing shares accurate pursuant to the Option requesting the transfer agent for the Company's stock to notify the Company of any such transfers. The obligation of the Employee to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate or certificates pursuant to the preceding sentence.

         18. SUCCESSORS. Except to the extent the same is specifically limited by the terms and provisions of this Agreement, this Agreement is binding upon the Employee and the Employee's successors, heirs and personal representatives, and upon the Company, its successors and assigns.

         19. TERMINATION OR AMENDMENT. Subject to the terms and conditions of the Plan, the Board may terminate or amend the Plan and/or the Option at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Employee.

         20. INTEGRATED AGREEMENT. This Agreement and the Plan constitute the entire understanding and agreement of the Employee and the Company with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties between the Employee and the Company other than those set forth or provided for herein. To the extent contemplated herein, the provisions of this Agreement shall survive any exercise of the Option and shall remain in full force and effect.

         21. OTHER MISCELLANEOUS TERMS. Titles and captions contained in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, irrespective of its choice of law principles.

         22. INDEPENDENT TAX ADVICE. The Employee agrees that he or she has obtained or will obtain the advice of independent tax counsel (or has determined not to obtain such advice, having had adequate opportunity to do so) regarding the federal and state income tax consequences of the receipt and exercise of the Option and of the disposition of Common Stock acquired upon exercise hereof. The Employee acknowledges that he or she has not relied and will not rely upon any advice or representation by the Company or by its employees or representatives with respect to the tax treatment of the Option.

SmartDisk Corporation
Employee Incentive Stock Option Agreement
Page 1

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first hereinabove written.

COMPANY:                                 EMPLOYEE:

SMARTDISK CORPORATION,
a Delaware corporation                   --------------------------------
                                         (Signature)

By:
   ------------------------------------  Name Printed: Robert L. Protheroe
         Michael S. Battaglia,
         Chief Executive Officer

Address:    3506 Mercantile Avenue       Address:_______________________________
            Naples, FL  34104-3310               _______________________________
                                                 _______________________________

                              SCHEDULE OF EXHIBITS

EXHIBIT A:   Form of Notice of Exercise and Investment Representation
             Statement for Employee Incentive Stock Option Agreement

EXHIBIT B:   1998 Employee Stock Option Plan

                                    EXHIBIT A

                              SMARTDISK CORPORATION

                           FORM OF NOTICE OF EXERCISE
                   AND INVESTMENT REPRESENTATION STATEMENT FOR
                    EMPLOYEE INCENTIVE STOCK OPTION AGREEMENT

SmartDisk Corporation
3506 Mercantile Avenue
Naples, FL  34104-3310

Attention:  Corporate Secretary

Re:  NOTICE OF EXERCISE OF STOCK OPTION

Ladies and Gentlemen:

         I hereby exercise, as of ______________, ____, my stock option (granted March 16, 1999) to purchase ________________________ (_______) shares (the
"OPTION SHARES") of the Common Stock of SmartDisk Corporation, a Delaware corporation (the "COMPANY"). Payment of the option price of $________________ is attached to this notice.

         As a condition to this notice of exercise, I hereby make the following representations and agreements:

         INVESTMENT REPRESENTATION STATEMENT.

         1. I am purchasing the Option Shares for investment for my own account only and not with a view to, or for resale in connection with, any "distribution" thereof. I am aware of the Company's business affairs and financial condition and have had access to such information about the Company as I have deemed necessary or desirable to reach an informed and knowledgeable decision to acquire the Option Shares.

         2. I understand that the Option Shares have not been registered under the Securities Act of 1933, as amended (the "ACT"), or qualified or registered under the blue sky law of any state (the "LAW"), by reason of specific exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the "COMMISSION"), the statutory basis for one such exemption may not exist if my representation means that my present intention is to hold the Option Shares for a minimum capital gains period under the tax laws, for a deferred sale, for a market rise, for a sale if the market does not rise, or for a year or any other fixed period in the future.

         3. I acknowledge and agree that the Option Shares are restricted securities which must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration

Employee Incentive Stock Option Agreement
Exhibit A
Page 2

is available. I further acknowledge and understand that the Company is under no obligation to register the Option Shares.

         4. I am aware of the adoption of Rule 144 by the Commission, which permits limited public resale of securities acquired in a non-public offering, subject to the satisfaction of certain conditions, including, among other things, the availability of certain current public information about the issuer, the passage of not less than one (1) year after the holder has purchased and paid for the securities to be sold, effectuation of the sale on the public market through a broker in an unsolicited "brokers' transaction" or to a "market maker," and compliance with specified limitations on the amount of securities to be sold (generally, one percent (1%) of the total amount of common stock outstanding) during any three (3)-month period, except that such conditions need not be met by a person who is not an affiliate of the Company at the time of sale and has not been an affiliate for the preceding three (3) months if the securities to be sold have been beneficially owned by such person for at least two (2) years prior to their sale.

         5. I understand that the Company currently does not, and at the time I wish to sell the Option Shares may not, satisfy the current public information requirement of Rule 144 and, consequently, I may be precluded from selling the Option Shares under Rule 144 even if the one (1)-year minimum holding period has been satisfied.

         6. I further understand that if all of the requirements of Rule 144 are not met, compliance with Regulation A or some other exemption from registration will be required; and that, although Rule 144 is not exclusive, the Staff of the Commission has expressed its opinion that persons proposing to sell restricted securities other than in a registered offering and other than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in such transactions do so at their own risk.

         7. I further understand that the certificate(s) representing the Option Shares, whether upon initial issuance or any transfer thereof, shall bear on their face legends, prominently stamped or printed thereon in capital letters, reading as follows:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS CONTAINED IN A STOCK OPTION AGREEMENT DATED MARCH 16, 1999, A COPY OF WHICH IS ON FILE WITH THE COMPANY.

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES

Employee Incentive Stock Option Agreement
Exhibit A
Page 3

         REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

         8. I further understand in order to obtain the benefits of incentive stock option treatment under Section 421 of the Internal Revenue Code, no sale or other disposition may be made of any Option shares for at least one (1) year after the date of the issuance of such Option Shares upon exercise hereunder and for at least two (2) years after the Date of Grant of the Option. I shall promptly notify the Company in writing in the event that I sell or otherwise dispose of any Option Shares before the expiration of such periods. I further understand that I may suffer adverse tax consequences as a result of my purchase or disposition of the Option Shares. I represent that I have consulted with any tax consultant(s) I deem advisable in connection with the purchase or disposition of the Option Shares and that I am not relying on the Company for any tax advice.

         IN WITNESS WHEREOF, the undersigned has executed this Notice of Exercise as of the date set forth below.

                                 Signed:______________________

                                 Dated:_______________________

                                    EXHIBIT B


                             SMARTDISK CORPORATION

                        1998 EMPLOYEE STOCK OPTION PLAN
                           As Adopted January 27, 1998

[Refer to Exhibit 10.1 to SmartDisk Corporation's Registration Statement on Form S-1 (file # 333-82793) for the text of the 1998 Employee Stock Option Plan]

                                   EXHIBIT C

                                 PROMISSORY NOTE

$60,000.000                                                       March __, 1999


         FOR VALUE RECEIVED, Robert Protheroe ("DEBTOR"), hereby promises to pay in lawful money of the United States to the order of SmartDisk Corporation, a Delaware corporation ("LENDER"), at the office of Lender located at 3506 Mercantile Avenue, Naples, Florida, or at such other place as Lender or a future holder hereof (Lender or such other holder being sometimes referenced herein as "HOLDER") may from time to time designate in writing, the principal sum of SIXTY THOUSAND DOLLARS ($60,000.00), plus interest on the unpaid balance at the rate of four and 71/100ths percent (4.71%) per annum.

         1. PAYMENTS. Debtor shall repay the principal amount of this Promissory Note (the "NOTE") in four equal annual installments of FIFTEEN THOUSAND DOLLARS ($15,000.00), each installment of which is due within two (2) business days of Lender's payment to Debtor of an annual bonus in each of 2000, 2001, 20002 and 2003, respectively. In the event that Debtor is an employee of Lender and does not receive a bonus payment from Debtor in any of 2000, 2001, 2002 or 2003, Debtor shall nevertheless, repay to Lender FIFTEEN THOUSAND DOLLARS ($15,000.00) for such year, as appropriate, two (2) business days after Lender informs Debtor that Lender will not be paying a bonus to Debtor for such year. Upon the date of any payment of principal by Debtor, Debtor shall also pay to Lender all interest accrued through such date. In the event that Debtor is not an employee of Lender and there remains any outstanding principal or accrued interest pursuant to this Note, Debtor shall repay to Lender all outstanding principal and interest accrued through the payment date within thirty (30) calendar days after Debtor's last day of employment with Lender.

         2. NO CHANGES. Nothing set forth herein shall amend, revoke or in any way alter any of the terms of Debtor's employment with Lender as set forth in that certain Employment Agreement entered into as of March 16, 1999 (the "EMPLOYMENT AGREEMENT"). Without limiting the general nature of the foregoing, nothing set forth herein shall be deemed to be a guaranty by Lender of any bonus payment to Debtor nor of a four year employment term.

         3. PREPAYMENT. This Note may be prepaid in whole or in part at any time.

         4. EVENT OF DEFAULT. Failure to pay any part of the principal or accrued interest shall be deemed to be an event of default (an "EVENT OF DEFAULT") hereunder. Upon the occurrence of an Event of Default and at the option of Holder (exercisable upon five (5) days' written notice to Debtor), the entire payoff balance then applicable (an amount equal to the sum of unpaid principal, accrued and unpaid interest at the annual rate specified herein) shall become immediately due and payable.

         5. ATTORNEYS' FEES. Should suit be brought to enforce, interpret or collect any part of this Note, the prevailing party shall be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees and other costs of enforcement and collection to be fixed by the court. The prevailing party shall be the party entitled to recover its costs of suit, regardless of whether such suit proceeds to final judgment. A party not entitled to recover its costs shall not be entitled to recover attorney's fees. No sum for attorneys' fees shall be counted in calculating the amount of judgment for purposes of determining if a party is entitled to recover costs or attorneys' fees.

SMARTDISK CORPORATION
Promissory Note
Page 2

         6. JURISDICTION. This Note shall be construed and enforced in accordance with the internal laws of the State of Florida, U.S.A. irrespective of its choice of law principles.

         7. OBLIGATION UNCONDITIONAL. No reference herein to the Employment Agreement and no provision of this Note or any other agreement shall alter, impair or render conditional the obligation of Debtor, which is absolute and unconditional, to pay the principal and accrued interest at the place, at the respectable times, and in the currency herein prescribed.

         8. WAIVER. Debtor hereby waives presentment, protest, demand for payment, notice of dishonor, and any and all other notices or demands in connection with the delivery, acceptance, performance, default, or enforcement of this Note and hereby consents to any extensions of time, renewals, releases of any party to this Note, waivers or modifications that may be granted or consented to by the holder hereof in respect of the time of payment or other provisions of this Note.

         9. AMENDMENT. Any term or provision of this Note may be amended, and the observance of any term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the party to be bound thereby. The waiver by a party of any breach hereof for default in payment of any amount due hereunder or default in the performance hereof shall not be deemed to constitute a waiver of any succeeding breach of default.

DEBTOR:

-----------------------------------
Robert Protheroe

                                   EXHIBIT D

                            CONFIDENTIALITY AGREEMENT

         This Confidentiality Agreement is entered into this ___ day of February, 1999, by and between SmartDisk Corporation (hereafter "ASDC"), and ________________________________, (hereafter "Employee"), and is made a part of,
and shall be incorporated into as Exhibit   , the Employment Agreement between
SDC and Employee.

1.  Confidential Disclosure.

         a. Employee acknowledges that he/she will, during the course of his/her employment by SDC, be exposed to confidential information and materials relating to SDC, its business and methods of doing business, and to confidential information and materials of or pertaining to clients of SDC. Such information includes, but is not limited to, trade secrets, proprietary material and knowledge, marketing and development ideas and plans, software program source and object codes, date files, confidential methods, operations, ideas, plans, and the terms of this Agreement.

         b. Employee agrees that he/she will preserve and maintain the privacy of all such confidential information received during the course of his/her employment by SDC, will discuss or disclose the same only as necessary during the normal course of employment, and then only to other employees of SDC as necessary. In the event extraordinary or unusual business circumstances require confidential information to be discussed with or disclosed to third parties other than the client, Employee shall obtain prior authorization of an officer of SDC before making such disclosure.

2.  Inventions, Discoveries, and Developments.

         Employee's rights, title, equities and interests in and to every invention, discovery and development which Employee conceives or develops, whether alone or together with others, while in the employment of SDC, or during the course of Employee's use of any funds, space or facilities of SDC, shall be determined in accordance with the following:

         a. Employee shall promptly notify an officer of SDC with respect to each such invention, discovery and development.

         b. If requested by SDC, and at the expense of SDC, Employee shall execute all instruments and take all other action, including without limitation, the furnishing of information reasonably requested by SDC, to:

                  1) Assign to SDC or its designee all Employee's rights, title, equities and interests, including without limitation all patent rights, in and to each such invention, discovery and development except those inventions, discoveries and developments as to which SDC has determined, in writing, that exclusive property therein belongs to, and may be retained by, Employee;

                  2) Assist SDC and any designee thereof in their respective efforts to secure, maintain, extend and enforce domestic and foreign patent protection, and to effect other legal protection for any such invention, discovery or development;

         c. Employee shall comply with all temporary restrictions on publication of writings relating to such inventions, discoveries and developments which are required by any client or sponsor of a project in connection with the activities of SDC.

3.  Survival

         The agreements made by Employee and SDC under Paragraph 1 and 2 above shall continue until terminated by mutual agreement and shall extend to the successors and assigns of SDC, and assigns of the Employee.

Agreed to and accepted:

SmartDisk Corporation

By
   ---------------------------------------



------------------------------------------
Employee